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[ENCOMPASS LOGO]                                    Encompass Services
                                                    Corporation
                                                    3 Greenway Plaza, Suite 2000
                                                    Houston, Texas 77046
                                                    Phone: 713-860-0100
                                                    Fax: 713-960-8036
                                                    encompass.com





News Release

Encompass Prices Equity Offering

HOUSTON, July 16, 2002 - Encompass Services Corporation (NYSE:ESR) announced the subscription price on its proposed $72.5 million equity offering announced on June 28, 2002 to be $0.55 per share. This price was determined in accordance with the pricing formula set forth in the securities purchase agreement between the Company and Apollo Investment Fund IV, L.P.

The rights offering is expected to commence promptly after registration of the shares subject to the offering. This release does not constitute an offer to sell any of the Company's securities.

About Encompass Services Corporation

Encompass Services Corporation is one of the nation's largest providers of facilities systems and services. Encompass provides electrical technologies, mechanical services and cleaning systems to commercial, industrial and residential customers nationwide. Additional information and press releases about Encompass are available on the Company's web site at www.encompass.com.

Forward-Looking Statements

Certain statements in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and involve risks and uncertainties that could cause the Company's actual results to differ materially from those set forth in the statements. The Company can give no assurance that such expectations will prove to be correct. Factors that could cause the Company's results to differ materially from current expectations include: the level of demand for its services by multi-site customers; the level of interest rates, which affects demand for the Company's services and its interest expense; the potential impact of any acquisition, disposition, merger, joint venture or any other significant financial transactions that could occur in the future; working capital requirements; general economic conditions; as well as other factors listed in the Company's Form 10-K for the year ended December 31, 2001, as amended, and its most recent Form 10-Q.

Investors and shareholders are advised to read the proxy statement that will be filed by the Company with the Securities and Exchange Commission in connection with the proposed transaction because it will contain important information. Investors and shareholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's web site at www.sec.gov. The proxy statement and such other documents may also be obtained for free from the Company by directing a request to:

         Encompass Services Corporation
         3 Greenway Plaza, Suite 2000
         Houston, Texas 77046
         Attn: Investor Relations
         Telephone: 713-860-0100


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The Company, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from the Company's shareholders in connection with the proposed transaction. Information regarding such persons and a description of their interests in the transaction are contained in the Company's Proxy Statement and Annual Report on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

Contacts:
Todd A. Matherne                                             Bob Arnold
Vice President and Treasurer                                 Assistant Treasurer
713-860-0283                                                 713-860-0157

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